                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 26, 1996



                     First Union National Bank of Georgia
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                       Georgia                                  33-98546                             58-1051808
            ----------------------------              ------------------------                    --------------
 (State or Other Jurisdiction of Incorporation)       (Commission File Number)                    (IRS Employer
                                                                                                  Identification Number)



                             999 Peachtree Street
                              Atlanta, Georgia                                                      30309
                   ---------------------------------------                                       ----------
                   (Address of Principal Executive Office)                                       (Zip Code)



Registrant's telephone number, including area code (404) 827-7350



                                         N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On June 13, 1996 the Pooling and Servicing Agreement for the First Union Master Credit Card Trust, dated as of September 29, 1995 between First Union National Bank of Georgia, as Transferor and Servicer, and the Bank of New York, as Trustee was amended by the Third Amendment to the Pooling and Servicing Agreement, dated as of June 13, 1996. On June 22, 1996 First Union National of Georgia and the Bank of New York executed Reassignment No. 1 of Receivables, dated June 22, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

          The following are filed as Exhibits to this Report under Exhibits 4.1 and 4.2.

         Exhibit 4.1 Third Amendment to Pooling and Servicing Agreement, dated June 13, 1996

         Exhibit 4.2              Reassignment No. 1 of Receivables, dated June
                                  22, 1996.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST UNION NATIONAL BANK
                                            OF GEORGIA



                                          By: /s/ James H. Gilbraith
                                             ------------------------
                                             Name: James H. Gilbraith
                                             Title: Vice President





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                                 EXHIBIT INDEX


Exhibit                           Description                             Page
- -------                           -----------                             ----
Exhibit 4.1               Third Amendment to Pooling and                     5
                          Servicing Agreement, dated June 13, 1996

Exhibit 4.2               Reassignment No. 1 of Receivables, dated          10
                          June 22, 1996.





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